UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________
FORM 8-K
___________________________
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 31, 2024
___________________________

Gold Flora Corporation
(Exact name of registrant as specified in its charter)
___________________________

Delaware	0-56348	93-2261104
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
3165 Red Hill Avenue
Costa Mesa, CA 92626
(Address of Principal Executive Offices, including Zip Code)
(949) 252-1908
(Registrant’s Telephone Number, including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously reported, on August 28, 2024, Gold Flora Corporation (the “Company”) entered into a Loan Agreement (the “Loan Agreement”) with an accredited investor (the “Investor”), pursuant to which, among other things, the Company agreed to issue and sell to the Investor, in exchange for the payment by the Investor of $6,864,000, a senior secured promissory note in an aggregate principal amount of $9,295,000 (the “Initial Note”). The Loan Agreement also provides for the future issuance of up to three additional notes (the “Additional Notes” and together with the Initial Note, the “Notes”) subject to certain conditions and on substantially the same terms as the initial closing.

On November 6, 2024, the Company issued an Additional Note to the Investor pursuant to the Loan Agreement (the “First Additional Note”). The First Additional Note has an original principal amount of $2,780,000 and a funded amount of $1,920,000 to be paid back in in forty (40) weekly installments commencing on November 13th, 2025. The First Additional Note may be prepaid in full at any time after the Original Issue Date in an amount equal to the Outstanding Principal Amount.

On December 31, 2024, the Company issued an Additional Note to the Investor pursuant to the Loan Agreement (the “Second Additional Note”). The Second Additional Note has an original principal amount of $2,780,000 and a funded amount of $1,920,000 to be paid back in in forty (40) weekly installments commencing on October 6th, 2025. The Second Additional Note may be prepaid in full at any time after the Original Issue Date in an amount equal to the Outstanding Principal Amount.

The Second Additional Note imposes certain customary affirmative and negative covenants upon the Company, as well as covenants that (i) restrict the Company and its subsidiaries from incurring any additional indebtedness or suffering any liens, subject to specified exceptions, (ii) restrict the issuance or repurchase of shares of the Company’s common stock, subject to specified exceptions, and (iii) restrict the declaration of any dividends or other distributions, subject to specified exceptions. If an event of default under the Notes occurs, the principal amount will be multiplied by 110% and interest will begin accruing at a default rate of 10% per annum from the date of a default. Upon an event of default and following any applicable cure periods, the Investor may elect to accelerate the Second Additional Note and thereafter convert all or a portion of the outstanding Notes into shares of the Company’s common stock. The conversion price for any such conversion will be equal to 90% of the average of the four lowest volume weighted average closing prices of the Company’s common stock on the Cboe Canada exchange during the 20 trading days prior to the conversion, subject to adjustment in the event of any issuance of securities at a lower purchase, exercise or conversion price, and subject to applicable limitations of the Cboe Canada exchange. The Company entered into a Registration Rights Agreement with the Investor pursuant to which the Company filed a resale registration statement registering the resale of the conversion shares.

The foregoing summaries of the Second Additional Note, the Pledge Agreement and the Registration Rights Agreement do not purport to be complete and are qualified in their entirety by reference to the copies of the Second Additional Note, the Pledge Agreement and the Registration Rights Agreement that are filed herewith as Exhibits 4.1, 10.1 and 10.2, respectively.

Item 2.03. Creation of a Direct Financial Obligation.

The information set forth in Item 1.01 of this Current Report on Form 8-K regarding the Second Additional Note is incorporated herein by reference into this Item 2.03.

Item 3.02. Unregistered Sales of Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference into this Item 3.02.

The Second Additional Note and any shares of common stock issuable upon conversion of the Second Additional Note (collectively, the “Securities”) were and will be offered and sold to the Investor in a transaction exempt from registration under the Securities Act in reliance on Section 4(a)(2) thereof and Rule 506(b) of Regulation D thereunder. The Investor represented that it was an “accredited investor,” as defined in Regulation D, and is acquiring the Securities for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof. Accordingly, the Securities will not be registered under the Securities Act and the Securities may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act and any applicable state securities laws.

Neither this Current Report on Form 8-K nor the exhibits attached hereto is an offer to sell or the solicitation of an offer to buy shares of Common Stock, notes, or any other securities of the Company.

Item 7.01 Regulation FD Disclosure.

On December 31, 2024, the Company issued a press release announcing the issuance of the Second Additional Note. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information furnished under this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Title
4.1	Installment Note dated December 30, 2024
10.1
Pledge Agreement by and among Gold Flora Corporation, J.J. Astor & Co., and the Pledgors named therein (incorporated by reference to Exhibit 10.2 to the registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on August 28, 2024).

10.2
Registration Rights Agreement by and between Gold Flora Corporation and J.J. Astor & Co. (incorporated by reference to Exhibit 10.3 to the registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on August 28, 2024).

99.1	Press Release of Gold Flora Corporation
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLD FLORA CORPORATION

Dated: December 31, 2024	By:	/s/ Marshall Minor
	Name:	Marshall Minor
	Title:	Chief Financial Officer